Exhibit 10.1

AMENDMENT NO. 2 TO

AMENDED AND RESTATED LOAN FUNDING AND SERVICING AGREEMENT

(VFCC Transaction with ACS Funding Trust I)

THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED LOAN FUNDING AND SERVICING AGREEMENT, dated as of January 2, 2004 (this “Amendment”), is entered into by and among ACS FUNDING TRUST I, as the borrower (in such capacity, the “Borrower”), AMERICAN CAPITAL STRATEGIES, LTD., as the servicer (in such capacity, the “Servicer”), VARIABLE FUNDING CAPITAL CORPORATION, as the conduit lender (in such capacity, the “Conduit Lender”), WACHOVIA CAPITAL MARKETS, LLC (f/k/a Wachovia Securities, Inc.), as the deal agent (in such capacity, the “Deal Agent”), WACHOVIA BANK, NATIONAL ASSOCIATION (“WBNA”), as the swingline lender (in such capacity, the “Swingline Lender”), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as the collateral custodian (in such capacity, the “Collateral Custodian”) and as the backup servicer (in such capacity, the “Backup Servicer”), and is acknowledged and agreed to by WACHOVIA BANK, NATIONAL ASSOCIATION, as the hedge counterparty (in such capacity, the “Hedge Counterparty”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement (as defined below).

R E C I T A L S

WHEREAS, the parties hereto entered into that certain Amended and Restated Loan Funding and Servicing Agreement, dated as of June 13, 2003 (such agreement as amended, modified, supplemented, waived or restated from time to time, the “Agreement”);

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. Amendments.

(a) The definition of “Availability” in Section 1.1 of the Agreement is hereby amended to substitute “February 28, 2004” for “January 4, 2004” appearing therein.

SECTION 2. Agreement in Full Force and Effect as Amended and Waived.

Except as specifically amended and waived hereby, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references to the Agreement, the “Loan Funding and Servicing Agreement,” “hereof,” “herein,” or words of similar effect referring to the Agreement shall be deemed to mean the Agreement as amended hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment and waiver thereof. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as expressly set forth herein.

SECTION 3. Representations.

Each of the Borrower and Servicer represent and warrant as of the date of this Amendment as follows:

(i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(ii) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

(iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

(iv) this Amendment has been duly executed and delivered by it;

(v) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(vi) it is not in default under the Agreement; and

(vii) there is no Termination Event, Unmatured Termination Event, or Servicer Termination Event.

SECTION 4. Conditions to Effectiveness.

The effectiveness of this Amendment is conditioned upon (i) the payment by the Servicer of the structuring fee due to the Deal Agent in the amount of $190,000, (ii) payment of the outstanding fees and disbursements of Mayer, Brown, Rowe & Maw LLP, as counsel to the Deal Agent, (iii) delivery of executed signature pages by all parties hereto to the Deal Agent and (iv) the receipt by the Deal Agent of such legal opinions as are reasonably requested and in a form and substance satisfactory to it.

SECTION 5. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

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(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER:	ACS FUNDING TRUST I

By:
Name:
Title:

ACS Funding Trust I
c/o American Capital Strategies, Ltd.
2 Bethesda Metro Center, 14th Floor
Bethesda, Maryland 20814
Attention: Compliance Officer
Facsimile: (301) 654-6714
Telephone: (301) 951-6122

THE SERVICER:	AMERICAN CAPITAL STRATEGIES, LTD.

By:
Name:
Title:

American Capital Strategies, Ltd.
2 Bethesda Metro Center, 10 Floor
Bethesda, Maryland 20814
Attention: Compliance Officer
Facsimile: (301) 654-6714
Telephone: (301) 951-6122

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

CONDUIT LENDER:	VARIABLE FUNDING CAPITAL CORPORATION
Commitment: (a) prior to the Facility Increase Expiration Date, $305,000,000 and (b) on and after the Facility Increase Expiration Date, $225,000,000; provided, however, that the sum of the Advances outstanding under the VFCC Note and the Swingline Advances outstanding under the Swingline Note shall not, in the aggregate, exceed the Facility Amount.	By:	Wachovia Capital Markets, LLC (f/k/a Wachovia Securities, Inc.), as attorney-in-fact By:
By:
Name:
Title:
Variable Funding Capital Corporation c/o Wachovia Capital Markets, LLC One Wachovia Center, Mail Code: NC0610 301 South College Street Charlotte, North Carolina 28288
Attention: Conduit Administration
Facsimile: (704) 383-6036
Telephone: (704) 383-9343

with a copy to:
Lord Securities Corp. 2 Wall Street, 19th Floor New York, New York 10005
Attention: Vice President
Facsimile: (212) 346-9012
Telephone: (212) 346-9008

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

THE DEAL AGENT:	WACHOVIA CAPITAL MARKETS, LLC (f/k/a Wachovia Securities, Inc.)

By:
Name:
Title:

Wachovia Capital Markets, LLC
One Wachovia Center, Mail Code: NC0610
301 South College Street
Charlotte, North Carolina 28288
Attention: Raj Shah
Facsimile: (704) 383-4012
Telephone: (704) 374-6230

SWINGLINE LENDER	WACHOVIA BANK, NATIONAL ASSOCIATION
Commitment: $30,000,000; provided, however, that the sum of the Advances outstanding under the VFCC Note and the Swingline Advances outstanding under the Swingline Note shall not, in the aggregate, exceed the Facility Amount.	By:
Name:
Title:

Wachovia Bank, National Association
One Wachovia Center, Mail Code: NC0610
301 South College Street
Charlotte, North Carolina 28288
Attention: Raj Shah
Facsimile: (704) 383-4012
Telephone: (704) 374-6230

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

THE BACKUP SERVICER:	WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

By.
Name:
Title:

Wells Fargo Bank Minnesota, National Association
Sixth Street and Marquette, MAC: N9311-161
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services
Asset-Backed Administration
Facsimile: (612) 667-3464
Telephone: (612) 667-8058

THE COLLATERAL CUSTODIAN:	WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

By:
Name:
Title:

Wells Fargo Bank Minnesota, National Association
Sixth Street and Marquette, MAC: N9311-161
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services
Asset-Backed Administration
Facsimile: (612) 667-3464
Telephone: (612) 667-8058

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

Acknowledged and Agreed as

of the date above first written.

WACHOVIA BANK, NATIONAL

ASSOCIATION, as the Hedge Counterparty

By:
Name:
Title:

Wachovia Bank, National Association
One Wachovia Center, Mail Code: NC0610
Charlotte, North Carolina 28288
Attention: Raj Shah
Facsimile: (704) 383-4012
Telephone: (704) 374-6230